UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2003 - March 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R)  WELLESLEY(R) INCOME FUND
MARCH 31, 2004

SEMIANNUAL REPORT

THE VANGUARD GROUP(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain ONLY of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1  LETTER FROM THE CHAIRMAN
5  REPORT FROM THE ADVISOR
9  FUND PROFILE
11 GLOSSARY OF INVESTMENT TERMS
13 PERFORMANCE SUMMARY
14 ABOUT YOUR FUND'S EXPENSES
16 FINANCIAL STATEMENTS
31 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------

SUMMARY

* The Investor Shares of the Wellesley Income Fund returned 6.8% during the first half of the 2004 fiscal year.

* Much of the fund's return was attributable to respectable performances from its financial services, integrated oils, and utilities stock holdings.

* The fund's intermediate-term corporate bond portfolio performed admirably, but its stock holdings were a bit out of synch with the market leaders.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard Wellesley Income Fund's Investor Shares returned 6.8% during the six months ended March 31, as the stock market continued to post gains and bonds provided solid returns. Although the fund's return was respectable in absolute terms, it fell somewhat short of the results for both the composite stock/bond index benchmark and the average income fund. This was due largely to the fund's light weightings in some of the stock market's best-performing sectors.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------
VANGUARD WELLESLEY INCOME FUND
Investor Shares                                                             6.8%
Admiral Shares                                                              6.9
Wellesley Composite Index*                                                  7.9
Average Income Fund**                                                       8.4
--------------------------------------------------------------------------------
*Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: the Lehman Credit A or Better Index. For stocks: the S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%).
**Derived from data provided by Lipper Inc.

The adjacent table presents the fund's returns along with those of the average income fund and the Wellesley Composite Index, which is weighted in accordance with your fund's typical asset allocation: 65% in high-quality, primarily corporate bonds and 35% in value-oriented stocks. The fund's annualized yields as of March 31 were 3.3% for Investor Shares and 3.4% for Admiral Shares.

Details of the fund's performance, including change in net asset value and per-share distribution amounts for Investor and Admiral Shares, can be found on page 4.

SMALL STOCKS LED THE WAY

The U.S. stock market's nearly yearlong rally continued through the six months ended March 31. Gains were broad-based and were especially

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant invesments in the fund.
--------------------------------------------------------------------------------

powerful among small-capitalization stocks. While the overall equity market, as represented by the Wilshire 5000 Total Market Index, gained 15.3% during the fiscal half-year, the small stocks represented by the Russell 2000 Index returned 21.7%, a pattern of relative performance that is fairly typical of the early stages of an economic expansion.

Although the economy emerged from recession more than two years ago, the recovery has been halting and lopsided, with remarkable strength in housing and consumer spending, for example, but persistent weakness in corporate investment, manufacturing, and the labor markets. During the past six months, however, economic reports began to validate the stock market's optimism, indicating robust economic growth, a pickup in manufacturing, and signs of improvement in employment.

International stocks also generated excellent six-month returns. Respectable gains in markets throughout Europe, Asia, and Latin America were enhanced for U.S.-based investors by the dollar's sharp decline relative to most currencies.

BONDS' RETURNS REFLECTED THEIR YIELDS

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2004
                                                    ----------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                       14.4%      36.4%     -0.6%
Russell 2000 Index (Small-caps)                       21.7       63.8       9.7
Wilshire 5000 Index (Entire market)                   15.3       39.4       0.2
MSCI All Country World Index
  ex USA (International)                              22.8       59.9       2.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            3.0%       5.4%      7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                            3.1        5.9       6.0
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.3
================================================================================
CPI
Consumer Price Index                                   1.2%       1.7%      2.6%
--------------------------------------------------------------------------------
*Annualized.

Interest rates declined toward 12-month lows, boosting bond prices, but much of the six-month return in the fixed income markets was generated by income. (As of March 31, the yield of the 10-year U.S. Treasury note stood at 3.84%, down 10 basis points--0.10 percentage point--from the start of the period.) Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.0%. In general, bonds issued by companies with shakier balance sheets outperformed better-quality credits as investors sought out higher-yielding securities. Short-term interest rates remained near generational lows.

THE FUND'S BOND PORTFOLIO DID WELL, BUT ITS STOCKS HIT SOME BUMPS

The 6.8% return for the Wellesley Income Fund's Investor Shares fell 1.1 percentage points short of the result for the unmanaged benchmark index and 1.6 percentage points shy of the average return of competing income funds.

During the six months, Wellesley's bond holdings provided a solid performance, returning 3.1%. The return of the fund's bond portion--which on March 31 accounted for about $6.10 of every $10 in net assets--was in line with that of the Lehman Credit A or Better Index, Wellesley's fixed income benchmark. This was the result of the advisor's good credit selection and prudent management of the fund's interest rate sensitivity, which was kept close to that of the benchmark. The advisor, however, was underweighted in some of the better-performing, larger index constituents.

The fund's stock portfolio returned 13.1%, lagging the return of its composite benchmark by 4 percentage points. Wellington Management Company, the advisor, maintained its time-tested focus on quality companies with above-average dividend yields, but missed out on some of the better-performing stocks in several sectors. The primary factor in the portfolio's shortfall relative to the benchmark was the underperformance of financial services holdings. Although these securities did well on an absolute basis, Wellesley suffered from both subpar stock selection and an underweighting compared with the index. In addition, the performance of the fund's health care holdings paled in comparison to that of the index sectors. The fund was also light in its weighting of consumer discretionary holdings--which include restaurants, entertainment, and retailers--causing it to miss out on some of the gains these stocks produced. Finally, although the fund had a high weighting in utilities, and these stocks did well, performance paled in relation to the index because the advisor focused on higher-yielding utilities, which didn't fare as well as lower-yielding issues.

For information on specific securities held by the fund, see the Report from the Advisor on page 5.

THE VIRTUE OF BALANCED INVESTING

It's hard to overstate the importance of carefully assembling your investment portfolio to meet your long-term needs within the context of a plan. Your investment plan should include a diversified portfolio of stocks, bonds, and short-term reserves consistent with your risk tolerance. Balancing your investments in this way can help you to weather the volatility of the financial markets--lessening the impact of a decline in one asset class, for example, while allowing you to participate in the gains of others.

The Wellesley Income Fund can play an integral role in such a carefully crafted, diversified portfolio. For investors who seek a conservatively allocated balanced fund, Wellesley can serve as the foundation of a portfolio; it can then be supplemented with indexed or actively managed funds focusing on other segments of the stock and bond markets.

Thank you for your commitment to Vanguard and to the Wellesley Income Fund.


Sincerely,


/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 12, 2004


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2003-MARCH 31, 2004

                                                         DISTRIBUTIONS PER SHARE
--------------------------------------------------------------------------------
                                 STARTING       ENDING       INCOME      CAPITAL
                              SHARE PRICE  SHARE PRICE    DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Wellesley Income Fund
Investor Shares                    $20.25       $21.19       $0.435       $0.000
Admiral Shares                      49.07        51.34        1.078        0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

For the six months ended March 31, 2004, the returns of Vanguard Wellesley Income Fund trailed that of the fund's benchmark, the Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. The fund's Investor Shares returned 6.8%; its Admiral Shares, 6.9%; and the benchmark, 7.9%.

The fund's stock portfolio (some 38% of assets on March 31) returned 13.1% for the period. This result trailed the 17.1% return of our equity benchmark, which is weighted 75% in the Standard & Poor's 500/Barra Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Integrated Telecommunication Services Index. The bond portfolio attained a return of 3.1%, matching the result of its benchmark, the Lehman Credit A or Better Index. The benchmark is an intermediate-maturity index of high-quality corporate bonds.

THE INVESTMENT ENVIRONMENT

Domestic economic activity continues to build momentum, aided by low interest rates, tax cuts implemented during 2003, and a weaker U.S. dollar. In addition, we are beginning to see stronger employment growth and increased capital spending, which are key ingredients needed to sustain the economic upturn. Corporate profits are growing strongly in this environment, with corporate profit margins now back up to pre-recession highs.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.
--------------------------------------------------------------------------------

Though we are maintaining favorable outlooks for the economy and corporate profits, stock prices have anticipated much of this improvement, as evidenced by their sideways performance in early 2004. We expect that market returns will improve at a moderate pace, as earnings growth is expected to continue. However, there could be offsetting factors, such as rising interest rates, along with increased political and terrorist uncertainty.

The corporate bond market's landscape has improved as corporations have worked to pay down debt on their balance sheets. Current risk premiums are low, reflecting the improving health of corporate America. However, stronger job creation should lead to higher interest rates.

THE FUND'S SUCCESSES

Relative to the benchmark, the fund's overweights in the materials & processing and energy sectors helped results, with both groups benefiting from better economic prospects. In the materials & processing sector, improving fundamentals in the aluminum market made Alcoa a significant positive contributor. We also had favorable stock selection in the consumer staples sector. For example, Altria's stock performed well as litigation concerns eased and investors focused on its potential breakup valuation.

Positive factors for the bond portfolio included the overweighting of lower-quality corporate bonds, credit upgrades for two of our holdings, and several favorable selections. The bond portfolio held an average overweight of 10% in securities rated Baa, which proved to be fortuitous in the period. Securities rated Baa, the lowest investment-grade category, outperformed higher-quality bonds during the period, but they are not included in the benchmark.

THE FUND'S SHORTFALLS

In the equity portfolio, the performance of our financials holdings relative to the benchmark was disappointing, due largely to unfavorable stock selection. In particular, investors' concerns that Bank of America paid too much for its acquisition of FleetBoston penalized the stock, and concerns about further reserve charges at insurance holdings Chubb and XL Capital hurt these securities.

The fund's penchant for dividend-paying stocks continued to act as a headwind over the past six months as investors retained an appetite for risk. Recently, we have seen signs that dividend-paying stocks are beginning to perform better in the marketplace, and we remain confident that our focus on these stocks will be successful in the long run.

In the bond portfolio, there were six credit downgrades, which equated to a ratio of three downgrades per upgrade. This ratio is comparable to that seen in the overall investment-grade market. We believe that Wellesley's bond segment should have a stronger credit record than the overall market.

THE FUND'S POSITIONING

We remain underweighted in the technology sector, as there is a lack of stocks that pay above-average dividends in this area. We have added to our financials positions based on their attractive valuations, and have reduced our utilities positions because they achieved our target prices.

In the bond portfolio, we recently lengthened duration as interest rates fell. We also improved the average quality of the corporate bonds in the portfolio. The fund's duration on March 31 was 5.7 years, slightly longer than that of the benchmark. Our exposure to U.S. Treasuries, mortgage-backed securities, asset-backed securities, and bonds rated Baa totaled 12%, down from 18% at the beginning of 2004. We used the proceeds from these sales to purchase more corporate bonds and, in particular, increase the percentage of bonds rated Aa and A.

Going forward, we will shorten duration to reduce the portfolio's sensitivity to changes in interest rates, reflecting our belief that the next major move in rates is up. We attempt to purchase only investment-grade, U.S. dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

The ongoing theme that guides our investment strategy is our obligation to provide shareholders with an attractive level of income through investments in high-quality securities. In general, the fund's performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and its meaningful weighting in high- yielding, interest-rate-sensitive stocks.

EARL E. MCEVOY, SENIOR VICE PRESIDENT

JOHN R. RYAN, SENIOR VICE PRESIDENT

WELLINGTON MANAGEMENT COMPANY, LLP
APRIL 16, 2004

--------------------------------------------------------------------------------
EQUITY PORTFOLIO CHANGES                         SIX MONTHS ENDED MARCH 31, 2004
                        COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS

WACHOVIA                The  bank's  stock  price  was  not   reflecting   its
                        improving fundamentals.
--------------------------------------------------------------------------------
SUNTRUST                This  Southeast-based bank should exhibit superior
                        growth rates, but is selling at a discounted valuation.
--------------------------------------------------------------------------------
FIRSTTENNESSEE  NATIONAL The bank should exhibit  superior growth rates,  yet is selling at a  discounted  valuation  due to  excessive
                        concerns  about its mortgage business.
--------------------------------------------------------------------------------
FANNIE MAE              Regulatory  uncertainty  pressured  the  price of the
                        stock to attractive levels.
================================================================================
ELIMINATED

DTE ENERGY              Achieved target price.
--------------------------------------------------------------------------------
ASHLAND                 Achieved target price.
--------------------------------------------------------------------------------
EASTMAN CHEMICAL        Achieved target price.
--------------------------------------------------------------------------------
                                                      SEE PAGE 15 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.

--------------------------------------------------------------------------------
FUND PROFILE
AS OF 3/31/2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 11-12.
--------------------------------------------------------------------------------

WELLESLEY INCOME FUND
------------------------------
TOTAL FUND CHARACTERISTICS

Yield
  Investor Shares        3.3%
  Admiral Shares         3.4%
Turnover Rate             28%*
Expense Ratio
  Investor Shares       0.27%*
  Admiral Shares        0.16%*
Short-Term Reserves        1%
------------------------------

------------------------------------------
TEN LARGEST STOCKS (% OF EQUITY PORTFOLIO)

ExxonMobil Corp.                  5.2%
  (oil)
Citigroup, Inc.                   5.1
  (banking)
Bank of America Corp.             4.8
  (banking)
ChevronTexaco Corp.               4.2
  (energy)
Verizon Communications Inc.       3.3
  (telecommunications)
SBC Communications Inc.           3.3
  (telecommunications)
FPL Group, Inc.                   3.2
  (electric utilities)
Weyerhaeuser Co.                  3.2
  (forest products)
St. Paul Cos., Inc.               3.1
  (commercial insurance)
ConocoPhillips Co.                3.0
  (energy and utilities)
------------------------------------------
Top Ten                          38.4%
------------------------------------------
Top Ten as % of Total Net Assets 14.3%
------------------------------------------
"Ten Largest Stocks" excludes any equity index products.

--------------------------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                                              COMPOSITE                    BROAD
                                     FUND       INDEX**         FUND      INDEX+
--------------------------------------------------------------------------------
R-Squared                            0.80          1.00         0.30        1.00
Beta                                 0.77          1.00         0.18        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF EQUITY PORTFOLIO)
                                                    COMPARATIVE            BROAD
                                            FUND        INDEX++           INDEX+
--------------------------------------------------------------------------------
Auto & Transportation                         3%             3%               3%
Consumer Discretionary                        2             13               16
Consumer Staples                              7              2                7
Financial Services                           30             38               24
Health Care                                   4              4               13
Integrated Oils                              19              9                4
Other Energy                                  0              3                3
Materials & Processing                        9              4                4
Producer Durables                             5              4                4
Technology                                    1              6               14
Utilities                                    20             13                7
Other                                         0              1                1
--------------------------------------------------------------------------------

---------------------------
FUND ASSET ALLOCATION

[PIE CHART]
STOCKS                 38%
BONDS                  61
SHORT-TERM RESERVES     1
---------------------------
*Annualized.

**Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Telephone Index (4.5%) until January 1, 2002, when the Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
+Wilshire 5000 Index.
++S&P 500/Barra Value Index.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                    COMPARATIVE            BROAD
                                            FUND         INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Stocks                              50            339            5,157
Median Market Cap                         $32.1B         $27.2B           $27.1B
Price/Earnings Ratio                       14.9x          18.2x            23.7x
Price/Book Ratio                            2.4x           2.2x             3.0x
Dividend Yield                              3.3%           2.0%             1.5%
Return on Equity                           19.0%          15.7%            15.7%
Earnings Growth Rate                        6.0%           5.6%             5.5%
Foreign Holdings                            2.5%           2.7%             0.9%
--------------------------------------------------------------------------------

-----------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% OF FIXED INCOME PORTFOLIO)

Treasury/Agency/GSEs##                 2%
Aaa                                   11
Aa                                    30
A                                     49
Baa                                    8
-----------------------------------------
Total                                100%
-----------------------------------------

------------------------------
EQUITY INVESTMENT FOCUS

MARKET CAP               Large
STYLE                    Value
------------------------------

------------------------------------------------
FIXED INCOME INVESTMENT FOCUS

CREDIT QUALITY        Investment-Grade Corporate
AVERAGE MATURITY                          Medium
------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                    COMPARATIVE            BROAD
                                            FUND         INDEX#          INDEX##
--------------------------------------------------------------------------------
Number of Bonds                              304          1,918            6,919
Yield to Maturity                          3.7%#           3.6%             3.9%
Average Coupon                              5.7%           5.7%             5.6%
Average Effective Maturity             8.1 years      8.4 years        7.3 years
Average Quality                               A1            Aa3              Aaa
Average Duration                       5.7 years      5.5 years        4.3 Years
--------------------------------------------------------------------------------

----------------------------------------------------
SECTOR DIVERSIFICATION (% OF FIXED INCOME PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed           2%
Finance                                          36
Foreign                                           5
Government Mortgage-Backed                        2
Industrial                                       44
Treasury/Agency                                   0
Utilities                                        10
Other                                             1
----------------------------------------------------
Total                                           100%
----------------------------------------------------

*S&P 500/Barra Value Index.
**Wilshire 5000 Index.
+Lehman Credit A or Better Index.
++Lehman Aggregate Bond Index.
#Before expenses.
##Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

AS OF 3/31/2004

--------------------------------------------------------------------------------
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

WELLESLEY INCOME FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-MARCH 31, 2004
--------------------------------------------------------------------------------
                                WELLESLEY INCOME FUND                  COMPOSITE
                                    INVESTOR SHARES                       INDEX*
FISCAL               CAPITAL             INCOME           TOTAL            TOTAL
YEAR                  RETURN             RETURN          RETURN           RETURN
--------------------------------------------------------------------------------
1994                   -10.6%               5.7%           -4.9%           -6.0%
1995                    13.7                7.0            20.7            23.3
1996                     3.2                6.0             9.2             7.5
1997                    15.5                6.4            21.9            20.3
1998                     8.1                5.8            13.9            12.8
1999                    -5.3                5.0            -0.3             3.2
2000                     2.5                5.8             8.3             9.3
2001                     7.6                5.3            12.9             2.6
2002                    -4.4                4.7             0.3            -4.8
2003                     6.1                4.6            10.7            14.4
2004**                   4.6                2.2             6.8             7.9
--------------------------------------------------------------------------------
*Bond component is 65% Lehman Long Credit AA or Better Index through March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
**Six months ended March 31, 2004.
Note: See FINANCIAL HIGHLIGHTS tables on pages 26 and 27 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                                                TEN YEARS
                                         ONE       FIVE ------------------------
                      INCEPTION DATE    YEAR      YEARS CAPITAL INCOME     TOTAL
--------------------------------------------------------------------------------
Wellesley Income Fund
Investor Shares             7/1/1970   13.85%      7.57%  4.67%   5.61%   10.28%
Admiral Shares             5/14/2001   13.94       7.14*    --      --      --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2004
                                   BEGINNING             ENDING         EXPENSES
                               ACCOUNT VALUE      ACCOUNT VALUE      PAID DURING
Wellesley Income Fund              9/30/2003          3/31/2004          Period*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Shares                       $1,000             $1,069            $1.45
Admiral Shares                         1,000              1,069             0.83

HYPOTHETICAL 5% RETURN
Investor Shares                       $1,000             $1,049            $1.43
Admiral Shares                         1,000              1,049             0.82
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
--------------------------------------------------------------------------------

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $ 1,000 (for example, an $ 8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ONGOING costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                         AVERAGE
                                         INVESTOR         ADMIRAL         INCOME
                                           SHARES          SHARES           FUND
--------------------------------------------------------------------------------
Wellesley Income Fund                       0.27%           0.16%         1.05%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

AS OF 3/31/2004
FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's NET ASSETS. Finally, NET ASSETS are divided by the outstanding shares of the fund to arrive at its share price, or NET ASSET VALUE (NAV) PER SHARE.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of PAID-IN CAPITAL (money invested by shareholders). The amounts shown for UNDISTRIBUTED NET INVESTMENT INCOME AND ACCUMULATED NET REALIZED GAINS usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any ACCUMULATED NET REALIZED LOSSES, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. UNREALIZED APPRECIATION (DEPRECIATION) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
WELLESLEY INCOME FUND                         (000)       (000)
---------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.4%)
---------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (1.4%)
Federal National Mortgage Assn.*
(1)   5.572%, 12/1/2011                      44,316      48,887
(1)   5.77%, 10/1/2008                        3,066       3,364
(1)   5.793%, 11/1/2011                      37,394      41,735
(1)   5.80%, 10/1/2008                        1,796       1,972
(1)   6.085%, 10/1/2008                       7,164       7,936
(1)   6.15%, 4/1/2009                         5,071       5,669
(1)   6.195%, 10/1/2008                       6,357       7,070
(1)   6.23%, 3/1/2008                         2,390       2,650
(1)   6.285%, 5/1/2008                        4,645       5,173
(1)   6.32%, 6/1/2009                         6,823       7,707
(1)   6.59%, 11/1/2007                          896         995
(1)   6.999%, 6/1/2007                        7,306       8,167
                                                     ----------
                                                        141,325
---------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $130,034)                                       141,325
---------------------------------------------------------------
CORPORATE BONDS (55.3%)
---------------------------------------------------------------
ASSET-BACKED SECURITIES (1.2%)
Bank One Issuance Trust
(1)   2.94%, 10/17/2005                       8,500       8,669
(1)(3)3.59%, 9/17/2007                       25,000      25,828
Citibank Credit Card Issuance Trust
(1)   4.10%, 12/7/2004                       25,000      25,424
(1)   2.90%, 5/17/2010                        8,500       8,489
Connecticut RRB Special Purpose Trust CL&P
(1)   6.21%, 12/30/2011                      12,870      14,616
Whole Auto Loan Trust
(1)   3.04%, 4/15/2009                       40,000      40,719
                                                     ----------
                                                        123,745
FINANCE (21.7%)
  BANKING (10.4%)
Asian Development Bank
      4.50%, 9/4/2012 40,000 41,944
BB&T Corp.
      6.50%, 8/1/2011                        25,000      28,830
      4.75%, 10/1/2012                       16,000      16,521
Bank of America Corp.
      4.75%, 10/15/2006                      15,000      15,942
      3.25%, 8/15/2008                       14,750      14,878
      3.375%, 2/17/2009                      27,000      27,192
      4.875%, 1/15/2013                      43,100      44,834
Bank of New York
      5.20%, 7/1/2007                        35,000      37,916
Bank One Corp.
      6.50%, 2/1/2006                        25,000      27,112
      2.625%, 6/30/2008                      15,000      14,769
      7.75%, 7/15/2025                       25,000      31,422
Bank One Corp. (IL)
      5.50%, 3/26/2007                        5,000       5,448

---------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
WELLESLEY INCOME FUND                         (000)       (000)
---------------------------------------------------------------
Citicorp, Inc.
      7.125%, 9/1/2005                       15,000      16,111
      5.00%, 3/6/2007                        22,000      23,599
      6.65%, 12/15/2010                      25,000      28,858
Citigroup Inc.
      5.50%, 8/9/2006                        10,000      10,780
      6.625%, 6/15/2032                       9,000      10,109
      6.00%, 10/31/2033                      15,000      15,711
European Investment Bank
      3.375%, 6/12/2013                      58,100      56,248
Fifth Third Bancorp
      6.75%, 7/15/2005                       25,000      26,620
First Bank System
      7.625%, 5/1/2005                        7,500       7,999
First Union Corp.
      6.00%, 10/30/2008                      15,000      16,747
HBOS Treasury Services PLC
(2) 3.75%, 9/30/2008                         11,400      11,706
Inter-American Development Bank
      3.375%, 3/17/2008                      30,000      30,907
International Bank for Reconstruction & Development
      3.625%, 5/21/2013                      42,750      42,213
J.P. Morgan & Co., Inc.
      5.75%, 10/15/2008                      20,000      22,026
      6.25%, 1/15/2009                       20,000      22,517
J.P. Morgan Chase & Co.
      3.125%, 12/11/2006                     14,725      15,042
      3.50%, 3/15/2009                       12,000      12,081
      5.75%, 1/2/2013                        14,000      15,243
Mellon Bank N.A.
      7.00%, 3/15/2006                        7,400       8,139
      7.375%, 5/15/2007                       4,720       5,402
Mellon Funding Corp.
      5.00%, 12/1/2014                       12,000      12,504
National City Bank Pennsylvania
      7.25%, 10/21/2011                      22,000      26,224
National City Corp.
      7.20%, 5/15/2005                       20,000      21,188
Northern Trust Co.
      4.60%, 2/1/2013                        10,000      10,211
Regions Financial Corp.
      .00%, 3/1/2011                         25,000      29,192
Republic New York Corp.
      5.875%, 10/15/2008                     15,000      16,560
Royal Bank of Scotland
      6.40%, 4/1/2009                        14,000      15,950
      5.00%, 10/1/2014                       10,000      10,348
SunTrust Banks, Inc.
      5.05%, 7/1/2007                        20,000      21,579
      6.375%, 4/1/2011                       15,000      17,125
U.S. Bank N.A.
      6.375%, 8/1/2011                       25,000      28,566
U.S. Bancorp.
      5.10%, 7/15/2007                       17,000      18,379
Wachovia Corp.
      7.45%, 7/15/2005                       15,715      16,901
      6.605%, 10/1/2005                      15,000      16,734
      4.95%, 11/1/2006                       15,000      16,049
Wells Fargo & Co.
      5.125%, 2/15/2007                       5,020       5,414
      3.50%, 4/4/2008                        17,000      17,427
      3.125%, 4/1/2009                       12,400      12,340
      7.55%, 6/21/2010                       25,000      30,067

BROKERAGE (3.1%)
Bear Stearns & Co., Inc.
      3.25%, 3/25/2009                       15,500      15,373
      5.70%, 11/15/2014                      18,000      19,414
Credit Suisse First Boston USA Inc.
      6.50%, 1/15/2012                       18,800      21,364
      5.125%, 1/15/2014                      23,825      24,480
      7.125%, 7/15/2032                      13,300      15,781
Goldman Sachs Group Inc.
      3.875%, 1/15/2009                      30,000      30,656
      5.25%, 10/15/2013                      29,400      30,565
      6.125%, 2/15/2033                      27,200      27,974
Lehman Brothers Holdings
      3.60%, 3/13/2009                        8,970       9,057
      4.80%, 3/13/2014                       15,000      15,095
Merrill Lynch & Co.
      4.125%, 1/15/2009                      15,125      15,628
      5.00%, 2/3/2014                        15,000      15,447
Morgan Stanley
      3.875%, 1/15/2009 36,000 36,723
Morgan Stanley Dean Witter Discover & Co.
      5.30%, 3/1/2013 37,925 39,934

FINANCE COMPANIES (4.3%)
American Express Credit Corp.
      5.50%, 9/12/2006                       40,000      43,167
American General Finance Corp.
      5.75%, 3/15/2007                       20,000      21,847
      4.50%, 11/15/2007                       5,000       5,285
      2.75%, 6/15/2008                       15,100      14,873
Associates Corp. of North America
      6.25%, 11/1/2008                       25,000      28,229

---------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
WELLESLEY INCOME FUND                         (000)       (000)
---------------------------------------------------------------
CIT Group Inc.
      7.375%, 4/2/2007                       40,000      45,406
      7.75%, 4/2/2012                        10,100      12,269
Caterpillar Finance
      2.70%, 7/15/2008                       11,800      11,670
Export Development Canada
      2.75%, 12/12/2005                      24,000      24,434
GlaxoSmithKline Capital Inc.
      5.375%, 4/15/2034                       8,055       7,970
Household Finance Corp.
      5.75%, 1/30/2007                       48,000      52,252
      4.75%, 7/15/2013                       12,225      12,317
Household Finance-Global
      4.625%, 1/15/2008                      13,700      14,478
John Deere Capital Corp.
      3.125%, 12/15/2005                      4,800       4,906
      4.50%, 8/22/2007                       10,000      10,592
      7.00%, 3/15/2012                       25,000      29,541
SLM Corp.
      5.125%, 8/27/2012                      10,000      10,433
      5.625%, 8/1/2033                        6,000       5,904
USA Education Inc.
      5.625%, 4/10/2007                      37,000      40,363
Wells Fargo Financial
      5.50%, 8/1/2012                        34,100      36,963

INSURANCE (3.9%)
ACE Ltd.
      6.00%, 4/1/2007                        30,000      32,756
Allstate Corp.
      5.375%, 12/1/2006                       5,000       5,400
      7.50%, 6/15/2013                       20,000      24,461
American International Group Inc.
(2)   2.875%, 5/15/2008                      14,250      14,294
(2)   4.25%, 5/15/2013                       14,250      14,230
Chubb Corp.
      6.00%, 11/15/2011                       4,500       5,026
Cincinnati Financial Corp.
      6.90%, 5/15/2028                       21,750      25,217
Equitable Cos. Inc.
      6.50%, 4/1/2008                        10,000      11,206
Hartford Life Inc.
      7.375%, 3/1/2031                       38,000      46,115
Liberty Mutual Insurance Co.
(2)   8.50%, 5/15/2025                       21,665      25,146
MBIA Inc.
      7.00%, 12/15/2025                      19,500      22,058
Metlife Inc.
      5.25%, 12/1/2006                       25,000      26,858
Metropolitan Life Insurance Co.
(2)   7.80%, 11/1/2025                       25,000      30,101
NAC Re Corp.
      7.15%, 11/15/2005                       5,350       5,777
Nationwide Life Global Funding
(2) 5.35%, 2/15/2007                         25,000      26,972
New York Life Insurance
(2) 5.875%, 5/15/2033                        27,500      28,669
Protective Life
      3.70%, 11/24/2008                       9,985      10,175
St. Paul Companies, Inc.
      7.875%, 4/15/2005                      40,000      42,562
                                                     ----------
                                                      2,195,037
                                                     ----------
INDUSTRIAL (26.6%)
  BASIC INDUSTRY (3.8%)
Alcan Inc.
      4.875%, 9/15/2012                      10,500      10,894
      4.50%, 5/15/2013                       22,300      22,434
ALCOA, Inc.
      6.50%, 6/1/2011                        45,000      51,550
American General Corp.
      4.00%, 3/15/2011                       12,000      11,964
BHP Finance USA Ltd.
      4.80%, 4/15/2013                       33,500      34,643
Dow Chemical Corp.
      5.75%, 12/15/2008                      50,000      54,977
E.I. du Pont de Nemours & Co.
      6.75%, 9/1/2007                        25,000      28,406
      3.375%, 11/15/2007                      5,000       5,145
      4.125%, 3/6/2013                       27,200      27,012
Eaton Corp.
      5.75%, 7/15/2012                       15,600      17,139
      6.50%, 6/1/2025                        10,000      11,137
Hubbell Inc.
      6.625%, 10/1/2005                      10,000      10,707
International Paper Co.
      7.625%, 1/15/2007                      15,000     16,952
Merck & Co.
      4.375%, 2/15/2013                       5,500      5,591
Monsanto Co.
      7.375%, 8/15/2012                       9,550      11,343
PPG Industries, Inc.
      6.875%, 2/15/2012                      10,200      11,870
Praxair, Inc.
      6.375%, 4/1/2012                       25,000      28,533
Rio Tinto Finance USA Ltd.
      2.625%, 9/30/2008                      15,000      14,658
Weyerhaeuser Co.
      5.95%, 11/1/2008                        8,000      8,776

CAPITAL GOODS (3.9%)
Boeing Capital Corp
      5.65%, 5/15/2006                        7,000       7,489
      4.75%, 8/25/2008                       10,470      11,013

---------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
WELLESLEY INCOME FUND                         (000)       (000)
---------------------------------------------------------------
The Boeing Co.
      6.625%, 2/15/2038                      20,950      22,747
Caterpillar, Inc.
      9.00%, 4/15/2006                        3,000       3,415
      6.55%, 5/1/2011                         5,000       5,776
      6.625%, 7/15/2028                       6,000       6,908
      6.95%, 5/1/2042                        15,000      18,044
Deere & Co.
      7.85%, 5/15/2010                        6,000       7,318
General Dynamics
      3.00%, 5/15/2008                       11,400      11,398
      4.25%, 5/15/2013                       41,100      40,523
General Electric Capital Corp.
      5.00%, 6/15/2007                       24,000      25,825
      7.375%, 1/19/2010                      10,000      11,934
      8.125%, 5/15/2012                      10,000      12,433
      5.45%, 1/15/2013                       25,550      27,468
      6.75%, 3/15/2032                       34,050      39,347
Illinois Tool Works, Inc.
      5.75%, 3/1/2009                        25,000      27,927
Minnesota Mining & Manufacturing Corp.
      4.15%, 6/30/2005                       10,000      10,339
      6.375%, 2/15/2028                      25,000      28,255
Pitney Bowes Inc.
      4.75%, 5/15/2018                       10,000       9,991
Stanley Works
      3.50%, 11/1/2007                        5,000       5,137
Tenneco Packaging
      8.125%, 6/15/2017                      20,000      25,162
United Technologies Corp.
      7.125%, 11/15/2010                     25,000      29,790
      6.35%, 3/1/2011                         5,000       5,690

COMMUNICATIONS (3.4%)
BellSouth Corp.
      6.00%, 10/15/2011                     31,000       34,403
Chesapeake & Potomac Telephone Co. (VA)
      7.875%, 1/15/2022                      16,000      19,294
Comcast Cable Communications
      6.20%, 11/15/2008                       5,250       5,817
      6.75%, 1/30/2011                       10,000      11,328
Cox Enterprises
(2) 4.375%, 5/1/2008                         30,000      30,994
GTE California Inc.
      6.70%, 9/1/2009                        25,000      28,799
GTE Southwest, Inc.
      6.00%, 1/15/2006                       10,000      10,706
Michigan Bell Telephone Co.
      7.85%, 1/15/2022                       25,000      31,027
New Jersey Bell Telephone Co.
      8.00%, 6/1/2022                        14,585      18,104
New York Times Co.
      5.35%, 4/16/2007                       10,000      10,804
SBC Communications Inc.
      6.25%, 3/15/2011                       15,500      17,279
Tribune Co.
      6.875%, 11/1/2006                      20,000      22,247
Univision Communications Inc.
      3.50%, 10/15/2007                      10,000      10,180
Verizon Global
      4.375%, 6/1/2013                       14,500      14,143
Verizon Wireless Inc.
      5.375%, 12/15/2006                     10,000      10,775
Washington Post Co.
      5.50%, 2/15/2009                       60,000      66,218

CONSUMER CYCLICALS (3.1%)
AOL Time Warner Inc.
      6.125%, 4/15/2006                       5,800       6,240
      6.875%, 5/1/2012                       10,000      11,383
The Walt Disney Co.
      6.75%, 3/30/2006                       25,000      27,167
Gannett Co., Inc.
      6.375%, 4/1/2012                       25,000      28,569
General Motors Acceptance Corp.
      6.75%, 1/15/2006                       10,000      10,698
      4.50%, 7/15/2006                       13,000      13,449
      7.75%, 1/19/2010                       15,000      16,986
General Motors Corp.
      6.375%, 5/1/2008                        5,000       5,380
Lowe's Cos. Inc.
      7.50%, 12/15/2005                      30,960      33,956
McDonald's Corp.
      5.75%, 3/1/2012                        10,000      10,971
Target Corp.
      5.875%, 3/1/2012                       31,000      34,442
Viacom Inc.
      6.40%, 1/30/2006                       35,000      37,782
      5.625%, 8/15/2012                      10,000      10,828
Wal-Mart Stores, Inc.
      4.375%, 7/12/2007                      10,000      10,571
      6.875%, 8/10/2009                      50,000      58,345

CONSUMER NONCYCLICALS (8.3%)
Abbott Laboratories
      5.625%, 7/1/2006                       20,000      21,571
      4.35%, 3/15/2014                       20,000      19,922
Anheuser-Busch Cos., Inc.
      6.00%, 4/15/2011                       31,125      35,030
      7.50%, 3/15/2012                        5,000       6,109

---------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
WELLESLEY INCOME FUND                         (000)       (000)
---------------------------------------------------------------
Archer-Daniels-Midland Co.
      8.875%, 4/15/2011                       5,325       6,838
      7.125%, 3/1/2013                        6,200       7,439
      5.935%, 10/1/2032                       5,000       5,217
Becton, Dickinson, & Co.
      4.55%, 4/15/2013                       25,900      26,208
Bestfoods
      6.625%, 4/15/2028                      25,000      28,156
Bristol-Myers Squibb
      4.75%, 10/1/2006                       45,000      47,678
CPC International, Inc.
      6.15%, 1/15/2006                        3,085       3,314
Cardinal Health, Inc.
      6.00%, 1/15/2006                       10,000      10,708
      6.75%, 2/15/2011                        2,020       2,354
Coca-Cola Co.
      5.75%, 3/15/2011                       45,000      50,199
Coca-Cola Enterprises
      5.25%, 5/15/2007                        5,000       5,401
      5.75%, 11/1/2008                       25,000      27,731
Diageo Capital PLC
      3.50%, 11/19/2007                      10,400      10,686
      3.375%, 3/20/2008                      22,700      23,054
General Mills Inc.
      5.125%, 2/15/2007                      25,000      26,703
Gillette Co.
      5.75%, 10/15/2005                      35,000      37,177
      4.125%, 8/30/2007                       5,000       5,259
Hershey Foods Corp.
      6.95%, 3/1/2007                        13,000      14,657
Johnson & Johnson
      3.80%, 5/15/2013                       19,895      19,491
      6.73%, 11/15/2023                      15,000      17,805
Kellogg Co.
      6.00%, 4/1/2006                        15,000      16,158
Kimberly-Clark Corp.
      6.25%, 7/15/2018                       25,000      28,971
Kraft Foods Inc.
      4.625%, 11/1/2006                      10,000      10,553
      5.625%, 11/1/2011                      22,625      24,486
Eli Lilly & Co.
      5.50%, 7/15/2006                       25,000      26,952
      6.00%, 3/15/2012                       10,000      11,314
Merck & Co.
      5.25%, 7/1/2006                        15,000      16,070
Pepsi Bottling Holdings Inc.
(2)   5.625%, 2/17/2009                       4,030       4,469
Pfizer Inc.
      5.625%, 2/1/2006                       25,000      26,682
      4.50%, 2/15/2014                       12,000      12,182
Pharmacia Corp.
      5.75%, 12/1/2005                       13,525      14,437
Procter & Gamble Co.
      4.75%, 6/15/2007                       20,000      21,426
      4.30%, 8/15/2008                       13,000      13,743
      9.36%, 1/1/2021                        25,000      34,825
      6.45%, 1/15/2026                       25,000      28,414
Schering-Plough Corp.
      5.30%, 12/1/2013                       16,985      17,716
      6.50%, 12/1/2033                       23,000      24,624
Sysco Corp.
      4.75%, 7/30/2005                       30,000      31,255
Unilever Capital Corp. Global
      6.875%, 11/1/2005                       5,000       5,404
Wyeth
      6.95%, 3/15/2011                        6,600       7,573

ENERGY (2.5%)
Amoco Corp.
      6.50%, 8/1/2007                         5,000       5,628
Anadarko Petroleum Corp.
      3.25%, 5/1/2008                        10,800      10,868
Burlington Resources Inc.
      6.50%, 12/1/2011                       25,000      28,523
ChevronTexaco Capital Co.
      3.50%, 9/17/2007                       22,000      22,698
Conoco Inc.
      6.35%, 4/15/2009                       10,500      11,965
Conoco Phillips Corp.
      3.625%, 10/15/2007                     22,000      22,735
Phillips Petroleum Co.
      8.50%, 5/25/2005                       23,980      25,874
      7.00%, 3/30/2029                       11,500      13,364
Schlumberger Technology Corp.
(2) 6.50%, 4/15/2012                         20,000      22,888
Suncor Energy Inc.
      5.95%, 12/1/2034                       28,000      29,607
Texaco Capital Corp.
      8.625%, 4/1/2032                       25,000      36,058
United Electric Distribution
(2)   4.70%, 4/15/2011                        3,875       4,049
Virginia Electric & Power
      4.75%, 3/1/2013                        16,350      16,576

TECHNOLOGY (0.7%)
Hewlett-Packard Co.
      3.375%, 12/15/2005                     12,000      12,293
      3.625%, 3/15/2008                      10,800      11,057

---------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
WELLESLEY INCOME FUND                         (000)       (000)
---------------------------------------------------------------
International Business Machines Corp.
      4.125%, 6/30/2005                      10,000      10,325
      4.25%, 9/15/2009                        5,000       5,232
      4.75%, 11/29/2012                       5,000       5,161
      7.00%, 10/30/2025                      25,000      29,324

TELECOMMUNICATIONS (0.2%)
Verizon Virginia Inc.
      4.625%, 3/15/2013                      10,800      10,711
Vodafone Group PLC
      5.375%, 1/30/2015                      11,250      11,801

TRANSPORTATION (0.7%)
Burlington Northern Santa Fe Corp.
      6.375%, 12/15/2005                     12,500      13,443
CSX Corp.
      6.75%, 3/15/2011                        4,820       5,510
      5.30%, 2/15/2014                       12,640      13,120
Delta Air Lines EETC (Enhanced Equipment Trust Certificate)
      6.417%, 7/2/2012                       25,000      26,776
Norfolk Southern Corp.
      6.20%, 4/15/2009                       15,000      16,843
                                                     ----------
                                                      2,694,935
                                                     ----------
UTILITIES (5.8%)
  ELECTRIC (5.4%)
Alabama Power Co.
      5.49%, 11/1/2005                        8,250       8,719
      2.65%, 2/15/2006                        8,645       8,742
Boston Edison
      4.875%, 10/15/2012                     20,800      21,513
Commonwealth Edison
      6.15%, 3/15/2012                       20,000      22,441
Consolidated Edison Co. NY
      5.625%, 7/1/2012                       16,205      17,635
      4.875%, 2/1/2013                        9,700      10,006
      3.85%, 6/15/2013                        6,000       5,757
Duke Energy Corp.
      6.25%, 1/15/2012                       20,000      22,028
Exelon Corp.
      6.75%, 5/1/2011                        17,500      20,022
Florida Power & Light
      4.85%, 2/1/2013                        12,000      12,401
      5.625%, 4/1/2034                        5,000       5,034
Florida Power Corp.
      6.65%, 7/15/2011                       25,000      28,824
Georgia Power Co.
      4.875%, 7/15/2007                      25,000      26,772
      5.125%, 11/15/2012                      5,000       5,280
Kentucky Utilities Co.
      7.92%, 5/15/2007                        5,000       5,646
National Rural Utilities Corp.
      6.125%, 5/15/2005                       3,275       3,434
      7.25%, 3/1/2012                        40,000      47,780
      4.75%, 3/1/2014                        12,000      12,219
Oklahoma Gas & Electric Co.
      6.50%, 4/15/2028                       10,000      10,728
Oncor Electric Delivery
      6.375%, 5/1/2012                       20,000      22,530
PacifiCorp
      6.625%, 6/1/2007                       10,000      11,016
PECO Energy Co.
      4.75%, 10/1/2012                       12,000      12,322
Pennsylvania Power & Light Co.
      6.50%, 4/1/2005                        15,000      15,732
SCANA Corp.
      6.875%, 5/15/2011                      25,000      28,744
      6.25%, 2/1/2012                        28,930      32,057
Southern California Edison Co.
      5.00%, 1/15/2014                       11,800      12,075
Southwestern Public Service Co.
      5.125%, 11/1/2006                      35,115      37,293
Texas Utilities Electric Co.
      6.75%, 7/1/2005                        10,000      10,382
Virginia Electric & Power Co.
      5.375%, 2/1/2007                       45,500      48,827
Wisconsin Power & Light
      5.70%, 10/15/2008                      12,650      13,834
Wisconsin Public Service
      6.125%, 8/1/2011                        8,000       8,984

NATURAL GAS (0.4%)
BP Capital Markets
      4.20%, 6/15/2018                        6,300       6,053
Keyspan Corp.
      6.15%, 6/1/2006                        35,000      38,016
                                                     ----------
                                                        592,846
                                                     ----------
---------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $5,296,483)                                   5,606,563
---------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(3.0%)
---------------------------------------------------------------
Kredit Fuer Wiederaufbau
      3.375%, 1/23/2008                      60,000      61,696
Province of British Columbia
      5.375%, 10/29/2008                      9,500      10,475
Province of Manitoba
      2.75%, 1/17/2006                        4,750       4,832
      4.25%, 11/20/2006                      25,000      26,322
Province of New Brunswick
      3.50%, 10/23/2007                       4,600       4,750

---------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
WELLESLEY INCOME FUND                         (000)       (000)
---------------------------------------------------------------
Province of Ontario
      6.00%, 2/21/2006                       25,000      26,904
      5.125%, 7/17/2012                      25,000      27,062
Province of Quebec
      6.125%, 1/22/2011                      19,500      22,478
Quebec Hydro Electric
      6.30%, 5/11/2011                       50,000      58,243
Republic of Finland
      4.75%, 3/6/2007                         6,000       6,440
Republic of Italy
      2.75%, 12/15/2006                      14,450      14,662
      5.625%, 6/15/2012                      40,000      44,713
---------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $222,409)                                       308,577
---------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.7%)
---------------------------------------------------------------
Illinois (Taxable Pension) GO
      4.95%, 6/1/2023                         9,675       9,410
Illinois (Taxable Pension) GO
      5.10%, 6/1/2033                        52,000      50,242
Wisconsin Public Service Rev.
      5.70%, 5/1/2026                         9,000       9,514
---------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $68,266)                                         69,166
---------------------------------------------------------------

                                             SHARES
---------------------------------------------------------------
COMMON STOCKS (37.3%)
---------------------------------------------------------------
AUTO & Transportation (1.0%)
  General Motors Corp.                    2,147,900     101,166

CONSUMER DISCRETIONARY (0.7%)
  Kimberly-Clark Corp.                    1,105,900      69,782

CONSUMER STAPLES (2.5%)
  Kellogg Co.                             2,069,200      81,195
  Altria Group, Inc.                      1,020,200      55,550
  H.J. Heinz Co.                          1,244,900      46,422
  General Mills, Inc.                       981,800      45,830
  Universal Corp. (VA)                      400,000      20,328
                                                     ----------
                                                        249,325
                                                     ----------

FINANCIAL SERVICES (11.5%)
  Citigroup, Inc.                         3,747,600     193,751
  Bank of America Corp.                   2,235,200     181,006
  St. Paul Cos., Inc.                     2,968,600     118,774
  National City Corp.                     2,923,100     104,004
  XL Capital Ltd. Class A                 1,347,600     102,472
  PNC Financial Services Group            1,731,200      95,943
  SunTrust Banks, Inc.                      882,600      61,526
  The Chubb Corp.                           835,700      58,115
  Wachovia Corp.                          1,060,200      49,829
  Marsh & McLennan Cos., Inc.               865,200      40,059
  Regency Centers Corp. REIT                840,100      39,258
  Washington Mutual, Inc.                   884,500      37,777
  First Tennessee National Corp.            752,500      35,894
  Fannie Mae                                306,500      22,788
  U.S. Bancorp                              805,100      22,261
                                                     ----------
                                                      1,163,457
                                                     ----------
HEALTH CARE (1.4%)
  Wyeth                                   1,647,600      61,867
  Merck & Co., Inc.                         974,500      43,063
  Baxter International, Inc.              1,227,000      37,902
                                                     ----------
                                                        142,832
                                                     ----------
INTEGRATED OILS (7.1%)
  ExxonMobil Corp.                        4,690,426     195,075
  ChevronTexaco Corp.                     1,810,500     158,926
  ConocoPhillips Co.                      1,596,800     111,473
  Royal Dutch Petroleum Co. ADR           2,215,600     105,418
  BP PLC ADR                              1,543,608      79,033
  Shell Transport & Trading Co. ADR       1,710,500      68,266
                                                     ----------
                                                        718,191
                                                     ----------
MATERIALS & Processing (3.4%)
  Weyerhaeuser Co.                        1,821,700     119,321
  E.I. du Pont de Nemours & Co.           2,487,000     105,001
  PPG Industries, Inc.                    1,084,900      63,250
  Dow Chemical Co.                        1,007,700      40,590
  Alcoa Inc.                                400,000      13,876
                                                     ----------
                                                        342,038
                                                     ----------
PRODUCER DURABLES (1.8%)
  Emerson Electric Co.                    1,733,200     103,853
  Caterpillar, Inc.                       1,039,900      82,225
                                                     ----------
                                                        186,078
                                                     ----------
TECHNOLOGY (0.3%)
  Rockwell Automation, Inc.               1,002,500      34,757

UTILITIES (7.6%)
  Verizon Communications Inc.             3,431,500     125,387
  SBC Communications Inc.                 5,003,800     122,793
  FPL Group, Inc.                         1,833,600     122,576
  BellSouth Corp.                         3,319,900      91,928
  Questar Corp.                           2,266,900      82,606
  Exelon Corp.                              904,200      62,272
  Progress Energy, Inc.                   1,230,600      57,937
  SCANA Corp.                             1,021,600      36,114
  Dominion Resources, Inc.                  561,600      36,111
  National Fuel Gas Co.                   1,194,900      29,395
  NICOR Inc.                                 50,400       1,776
                                                     ----------
                                                        768,895
                                                     ----------
---------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $3,091,993)                                   3,776,521
---------------------------------------------------------------

---------------------------------------------------------------
                                               FACE      MARKET
                                             AMOUNT      VALUE*
WELLESLEY INCOME FUND                         (000)       (000)
---------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.8%)
---------------------------------------------------------------
REPURCHASE AGREEMENTS
ABN AMRO, Inc.
  1.00%, 4/1/2004
  (Dated 3/31/2004,
  Repurchase Value  $80,811,000,
  collateralized by U.S. Treasury
  Bonds, 6.125%, 8/15/2029)                $ 80,809      80,809
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.06%, 4/1/2004--Note G                   204,102     204,102
---------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $284,911)                                       284,911
---------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (Cost $9,094,096)                                  10,187,063
---------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
---------------------------------------------------------------
Other Assets--Note C                                    201,909
Security Lending Collateral
  Payable to Brokers--Note G                           (204,102)
Other Liabilities                                       (49,696)
                                                     ----------
                                                        (51,889)
                                                     ----------
---------------------------------------------------------------
NET ASSETS (100%)                                   $10,135,174
===============================================================
*See Note A in NOTES TO FINANCIAL STATEMENTS.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit) would require congressional action.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the aggregate value of these securities was $213,518,000, representing 2.1% of net assets.
(3)Adjustable-rate note.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

---------------------------------------------------------------
                                                         AMOUNT
                                                          (000)
---------------------------------------------------------------
AT MARCH 31, 2004, NET ASSETS CONSISTED OF:
---------------------------------------------------------------
Paid-in Capital                                     $ 9,105,961
Undistributed Net Investment Income                          33
Accumulated Net Realized Losses                         (63,787)
Unrealized Appreciation                               1,092,967
---------------------------------------------------------------
NET ASSETS                                          $10,135,174
===============================================================
Investor Shares--Net Assets
Applicable to 411,746,014 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                          $8,723,549
---------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                        $21.19
===============================================================
Admiral Shares--Net Assets
Applicable to 27,496,889 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                          $1,411,625
---------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                         $51.34
===============================================================
See Note E in NOTES TO FINANCIAL STATEMENTS for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any NET GAIN
(LOSS) realized on the sale of investments, and the increase or decrease in the UNREALIZED APPRECIATION (DEPRECIATION) of investments during the period.

--------------------------------------------------------------------------------
                                                           WELLESLEY INCOME FUND
                                                 SIX MONTHS ENDED MARCH 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 60,304
  Interest                                                               149,664
  Security Lending                                                           208
--------------------------------------------------------------------------------
    Total Income                                                         210,176
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                              2,355
    Performance Adjustment                                                   407
  The Vanguard Group--Note C
    Management and Administrative
     Investor Shares                                                       8,184
     Admiral Shares                                                          601
    Marketing and Distribution
     Investor Shares                                                         540
     Admiral Shares                                                           73
  Custodian Fees                                                              18
  Shareholders' Reports
    Investor Shares                                                           89
    Admiral Shares                                                             1
  Trustees' Fees and Expenses                                                  4
--------------------------------------------------------------------------------
     Total Expenses                                                       12,272
     Expenses Paid Indirectly--Note D                                      (404)
--------------------------------------------------------------------------------
     Net Expenses                                                         11,868
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    198,308
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                    35,024
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                               406,176
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $639,508
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The OPERATIONS section summarizes information detailed in the Statement of Operations. The amounts shown as DISTRIBUTIONS to shareholders from the fund's net income and capital gains may not match the amounts shown in the OPERATIONS section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The CAPITAL SHARE TRANSACTIONS section shows the net amount shareholders invested in or redeemed from the fund. DISTRIBUTIONS and CAPITAL SHARE TRANSACTIONS are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                           WELLESLEY INCOME FUND
                                                   -----------------------------
                                                     SIX MONTHS             YEAR
                                                          ENDED            ENDED
                                                 MARCH 31, 2004   SEPT. 30, 2003
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $   198,308      $   385,104
  Realized Net Gain (Loss)                               35,024         (88,429)
  Change in Unrealized Appreciation (Depreciation)      406,176          585,060
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                   639,508          881,735
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                   (175,540)        (332,008)
    Admiral Shares                                     (28,572)         (49,799)
  Realized Capital Gain
    Investor Shares                                          --               --
    Admiral Shares                                           --               --
--------------------------------------------------------------------------------
    Total Distributions                               (204,112)        (381,807)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                       176,476          746,087
  Admiral Shares                                         78,369          298,486
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                254,845        1,044,573
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             690,241        1,544,501
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 9,444,933        7,900,432
--------------------------------------------------------------------------------
  End of Period                                     $10,135,174      $ 9,444,933
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the TOTAL RETURN and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the PORTFOLIO TURNOVER RATE, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WELLESLEY INCOME FUND INVESTOR SHARES

---------------------------------------------------------------------------------------------------------------------------

                                          SIX MONTHS             YEAR ENDED
                                              ENDED            SEPTEMBER 30,  JAN. 1 TO         YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                    MAR. 31,  -----------------------  SEPT. 30,  ----------------------------------
THROUGHOUT EACH PERIOD                         2004        2003        2002       2001*        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $20.25      $19.08      $20.69      $20.34      $18.85      $22.12      $21.86
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                        .423        .862        .943        .748        1.06       1.120        1.13
  Net Realized and Unrealized
    Gain (Loss) on Investments                 .952       1.163      (.886)        .472        1.89     (2.025)        1.40
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations          1.375       2.025        .057       1.220        2.95      (.905)        2.53
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income       (.435)      (.855)      (.955)      (.720)      (1.06)     (1.120)      (1.13)
  Distributions from Realized Capital Gains      --          --      (.712)      (.150)      (0.40)     (1.245)      (1.14)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                      (.435)      (.855)     (1.667)      (.870)      (1.46)     (2.365)      (2.27)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $21.19      $20.25      $19.08      $20.69      $20.34      $18.85      $22.12
===========================================================================================================================
TOTAL RETURN                                  6.85%      10.74%       0.26%       6.16%      16.17%      -4.14%      11.84%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)       $8,724      $8,171      $6,985      $6,493      $6,558      $6,976      $8,498
  Ratio of Total Expenses to
    Average Net Assets+                     0.27%**       0.31%       0.30%     0.33%**       0.31%       0.30%       0.31%
  Ratio of Net Investment Income to
    Average Net Assets                        4.06%       4.33%       4.72%     4.88%**       5.39%       5.22%       5.05%
  Portfolio Turnover Rate                     28%**         28%         43%         24%         28%         20%         32%
===========================================================================================================================

*The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Annualized.
+Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, (0.01%), 0.00%, and 0.01%.

WELLESLEY INCOME FUND ADMIRAL SHARES

---------------------------------------------------------------------------------------------
                                           SIX MONTHS           YEAR ENDED
                                                ENDED          SEPTEMBER 30,       MAY 14* TO
                                             MAR. 31,   ------------------------    SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   2004         2003          2002       2001**
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $49.07       $46.22        $50.14       $50.00
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         1.051         2.13         2.318         .932
  Net Realized and Unrealized
    Gain (Loss) on Investments                  2.297        2.835        (2.164)        .359
---------------------------------------------------------------------------------------------
    Total from Investment Operations            3.348         4.97          .154        1.291
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income        (1.078)      (2.121)        (2.348)     (1.151)
  Distributions from Realized Capital Gains        --           --        (1.726)          --
---------------------------------------------------------------------------------------------
    Total Distributions                       (1.078)      (2.121)        (4.074)     (1.151)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $51.34       $49.07        $46.22       $50.14
=============================================================================================
TOTAL RETURN                                    6.88%       10.89%         0.29%        2.63%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)         $1,412       $1,274          $915         $645
  Ratio of Total Expenses to
    Average Net Assets++                       0.16%+        0.20%         0.23%       0.26%+
  Ratio of Net Investment Income to
    Average Net Assets                         4.17%+        4.43%         4.78%       4.88%+
  Portfolio Turnover Rate                        28%+          28%           43%          24%
=============================================================================================

*Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
+Annualized.
++Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, and 0.01%.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Barra Value Index, the

S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the six months ended March 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before an increase of $407,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2004, the fund had contributed capital of $1,467,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 1.47% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $401,000 and $3,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2003, the fund had available realized losses of $98,481,000 to offset future net capital gains through September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2004, net unrealized appreciation of investment securities for tax purposes was $1,092,967,000, consisting of unrealized gains of $1,113,692,000 on securities that had risen in value since their purchase and $20,725,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended March 31, 2004, the fund purchased $1,408,446,000 of investment securities and sold $1,110,597,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $68,262,000 and $205,528,000, respectively.

G. The market value of securities on loan to broker/dealers at March 31, 2004, was $245,276,000, for which the fund held cash collateral of $204,102,000 and U.S. government and agency securities with a market value of $48,994,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

---------------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED             YEAR ENDED
                                               MARCH 31, 2004          SEPTEMBER 30, 2003
                                            ----------------------   ------------------------
                                               AMOUNT       SHARES        AMOUNT       SHARES
                                                (000)        (000)         (000)        (000)
---------------------------------------------------------------------------------------------
Investor Shares
  Issued                                     $802,313       38,412    $1,801,374       90,001
  Issued in Lieu of Cash Distributions        150,991        7,280       284,830       14,219
  Redeemed                                   (776,828)     (37,388)   (1,340,117)     (66,957)
                                             ------------------------------------------------
   Net Increase (Decrease)--Investor Shares   176,476        8,304       746,087       37,263
                                             ------------------------------------------------
Admiral Shares
  Issued                                      184,365        3,645       461,109        9,488
  Issue in Lieu of Cash Distributions          22,178          441        38,543          793
  Redeemed                                   (128,174)      (2,546)     (201,166)      (4,131)
                                             ------------------------------------------------
   Net Increase (Decrease)--Admiral Shares     78,369        1,540       298,486        6,150
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING IS FAST, EASY, AND SECURE
ON VANGUARD.COM
--------------------------------------------------------------------------------

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control of your own  investments.  VANGUARD.COM  was built for you--and it keeps
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                                       31

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.



                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  STATEMENT  OF  ADDITIONAL
INFORMATION, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

VANGUARD SHIP LOGO
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600


VANGUARD, THE VANGUARD GROUP, VANGUARD.COM, ADMIRAL, PLAINTALK, WELLESLEY, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  STATEMENT  OF  ADDITIONAL
INFORMATION, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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1-800-662-2739

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1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q272 052004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD WELLESLEY INCOME FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD WELLESLEY INCOME FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

       VANGUARD WELLESLEY INCOME FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  May 10, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.